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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2008

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)



       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                P.O. Box HM 2939
 Crown House, Second Floor, 4 Par-la-Ville Road
                 Hamilton HM12
                    Bermuda                                         N/A
    (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing
Rule or Standard; Transfer of Listing.

     As previously disclosed, Scottish Re Group Limited (the "Company") has been subject to monitoring by the New York Stock Exchange ("NYSE") for compliance with its continued listing standards. On March 11, 2008, the Company received written notice from NYSE Regulation Inc. that trading in the Company's ordinary shares will be suspended prior to the opening of business on Friday, March 14, 2008 and that the Company's ordinary shares will be delisted. The NYSE will also suspend the Company's 7.250% non-cumulative perpetual preferred shares in connection with its suspension of the Company's ordinary shares. The NYSE indicated that the decision to suspend the Company's ordinary shares was reached in view of the fact that the Company has fallen below the NYSE's continued listing standard regarding average closing price over a consecutive 30 trading day period of not less than $1.00. The NYSE press release noted that the NYSE also considered the "abnormally low" trading level of the Company's ordinary shares, which closed at $0.33 on March 10, 2008, with a resultant common market capitalization of $22.6 million.

     The Company is examining other trading alternatives for its ordinary shares, including the OTC Bulletin Board, to be effective following the suspension of listing on the NYSE. The Company cannot, however, provide any assurance that its ordinary shares will be quoted on the OTC Bulletin Board, or on any other quotation service, following the suspension of listing on the NYSE.





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                              SCOTTISH RE GROUP LIMITED


                              By: /s/ Paul Goldean
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                                  Paul Goldean
                                  Chief Administrative Officer



Dated:  March 12, 2008






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